UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2006

OMNI FINANICIAL SERVICES, INC.

(Exact name of Registrant as Specified in Charter)

Georgia	001-33014	58-1990666
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Six Concourse Parkway, Suite 2300, Atlanta, Georgia 30328

(Address of Principal Executive Offices)

(770) 396-0000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operation and Financial Condition

On November 17, 2006, Omni Financial Services, Inc., the parent company of Omni National Bank, sent a quarterly report to shareholders relating to its results of operations for the third quarter of 2006. A copy of the letter to shareholders is furnished as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1  -  Letter to Shareholders distributed November 17, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OMNI FINANCIAL SERVICES, INC.

DATE: November 17, 2006	By:	/s/ Constance E. Perrine
Constance E. Perrine
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number
99.1	Letter to Shareholders distributed November 17, 2006.